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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): June 2, 1998


                            MANUGISTICS GROUP, INC.
             (Exact name of registrant as specified in its charter)


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
         DELAWARE                                   0-22154                              52-1469385
         (State of Incorporation)          (Commission File Number)                   (I.R.S. Employer
                                                                                           Identification Number)
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
         2115 EAST JEFFERSON STREET
         ROCKVILLE, MARYLAND                                                                  20852
         (Address of principal executive offices                                            (Zip Code)
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                                 (301) 984-5000
              (Registrant's telephone number, including area code)

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ITEM 5.          OTHER EVENTS

         On Monday, June 2, 1998, the Company issued a press release announcing that it had completed the acquisition of Los Altos, California-based TYECIN Systems, Inc. A copy of the press release is attached hereto and incorporated herein by reference.




ITEM 7.                   EXHIBITS

Exhibit Number

         99.4             Press Release dated June 2, 1998.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Manugistics Group, Inc.


Date: June 2, 1998                      By: /s/ Peter Q. Repetti
                                            --------------------
                                        Peter Q. Repetti

                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Principal Financial Officer and Chief
                                        Accounting Officer)
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                                EXHIBIT INDEX

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
                     EXHIBIT NUMBER                                DESCRIPTION

                     99.4                                          Press Release dated June 2, 1998
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